UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023 (November 12, 2023)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2023, The Scotts Miracle-Gro Company (the “Company”) reported that Denise Stump, the Company’s former Executive Vice President, Global Human Resources and Chief Ethics Officer, would be departing the Company on October 1, 2023 (the “Termination Date”). On November 12, 2023, in connection with Ms. Stump’s departure, The Scotts Company LLC, a subsidiary of the Company (“Scotts LLC”), entered into a Separation Agreement and Release of All Claims (the “Separation Agreement”) with Ms. Stump. The Separation Agreement addresses the payments and benefits to which Ms. Stump is entitled in connection with her departure. The Separation Agreement provides Ms. Stump with certain benefits and generally incorporates the Retention Benefits Ms. Stump was entitled to receive pursuant to the terms of a Retention Agreement entered into between Ms. Stump and Scotts LLC on August 22, 2018, with two exceptions as noted below.

Pursuant to the terms of the Separation Agreement, Scotts LLC will pay or make the following benefits available to Ms. Stump that are substantially equivalent with the “Severance Benefits” under her Tier 1 Participation Agreement (the “Participation Agreement”) under the Company’s Executive Severance Plan (the “Severance Plan”) pursuant to a termination without Cause: (a) severance pay equal to 24 months of salary, at Ms. Stump’s regular monthly base pay, payable in accordance with Scotts LLC’s standard payroll procedures; (b) for a period of 24 months, a benefits offset payment in an amount equal to the excess of the COBRA premium charged by the Company to terminated employees over the premium Ms. Stump paid as an active employee; and (c) in lieu of an annual bonus award, an amount equal to two times Ms. Stump’s Target Bonus Opportunity as of September 30, 2023, 50% of which is payable on the first scheduled pay date following the first anniversary of Ms. Stump’s Termination Date and 50% of which is payable on the first scheduled pay date following the second anniversary of Ms. Stump’s Termination Date, subject to Ms. Stump’s continued compliance as of the payment date with all of her post-employment obligations to the Company.

Pursuant to the Separation Agreement, in addition to the above benefits, Ms. Stump will also receive the following payments and benefits: (1) a lump sum payment of $30,000 in lieu of the outplacement services provided for in the Retention Agreement; and (2) limited use of Company-owned aircraft for personal purposes, at her own expense, for a period of two years.

Since Ms. Stump was retirement eligible as of the Termination Date, she qualifies for favorable vesting treatment of any service-based vesting requirement for any stock-based awards granted pursuant to The Scotts Company LLC Long-Term Incentive Plan (the “LTIP”) and the terms of the applicable award agreements. However, any performance-based stock awards granted pursuant to the LTIP remain subject to the underlying performance criteria specified in the applicable award agreements. Specifically, the 4,869 non-qualified stock options granted to Ms. Stump on February 5, 2021, and the 25,064 non-qualified stock options granted to Ms. Stump on November 4, 2022, vested on the Termination Date and will expire on the tenth anniversary of the respective grant dates. The 1,311 restricted stock units and related dividend equivalents granted to Ms. Stump on February 5, 2021, and the 2,823 restricted stock units and related dividend equivalents granted to Ms. Stump on February 4, 2022, will vest (or be deemed to vest) and settle on February 5, 2024, and February 4, 2025, respectively in accordance with the terms of the applicable award agreements. The 2,823 performance units and related dividend equivalents granted to Ms. Stump on February 4, 2022, and the 5,470 performance units and related dividend equivalents granted to Ms. Stump on February 3, 2023, will vest and settle on February 4, 2025, and February 3, 2026, respectively, subject to achievement vs. the pre-defined performance criteria, in accordance with the terms of the applicable award agreements. Finally, the 18,663 performance units and related dividend equivalents granted to Ms. Stump on November 11, 2022, vested on September 30, 2023, subject to achievement vs. the pre-defined performance criteria for the fiscal 2023 performance period in accordance with the terms of the applicable Award Agreement.

All amounts payable to Ms. Stump under the Separation Agreement and the applicable award agreements will be subject to all applicable withholdings and deductions required by federal, state and local taxing authorities.

The payments and benefits described above are the only amounts to which Ms. Stump is entitled under the Separation Agreement (or any other agreement). She also remains entitled to any vested benefits she had as of her Termination Date under other benefit plans or programs maintained by the Company or its subsidiaries, including The Scotts Company LLC Retirement Savings Plan and The Scotts Company LLC Executive Retirement Plan.

The Separation Agreement, together with the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement previously executed by Ms. Stump on August 8, 2006, which will continue in effect following her departure, also contains various restrictive covenants, including covenants relating to noncompetition, confidentiality, cooperation and nonsolicitation.

The foregoing is a summary description of the terms of the Separation Agreement and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
10.1	Separation Agreement and Release of All Claims by and between The Scotts Company LLC and Denise Stump

10.2	Form of Employee Confidentiality, Noncompetition, Nonsolicitation Agreement for employees participating in The Scotts Company LLC Executive/Management Incentive Plan (now known as The Scotts Company LLC Amended and Restated Executive Incentive Plan) (incorporated herein by reference to Scotts Miracle-Gro’s Quarterly Report on Form 10-Q filed August 10, 2006 [Exhibit 10.1])

10.3	Retention Agreement, dated August 20, 2018, by and between The Scotts Company LLC (incorporated herein by reference to Scotts Miracle-Gro’s Current Report on Form 8-K filed August 24, 2018 [Exhibit 10.3])

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	November 16, 2023	By:	/s/ DIMITER TODOROV
Printed Name: Dimiter Todorov
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated November 16, 2023
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	Separation Agreement and Release of All Claims by and between The Scotts Company LLC and Denise Stump

10.2
Form of Employee Confidentiality, Noncompetition, Nonsolicitation Agreement for employees participating in The Scotts Company LLC Executive/Management Incentive Plan (now known as The Scotts Company LLC Amended and Restated Executive Incentive Plan) (incorporated herein by reference to Scotts Miracle-Gro’s Quarterly Report on Form 10-Q filed August 10, 2006 [Exhibit 10.1])

10.3
Retention Agreement, dated August 20, 2018, by and between The Scotts Company LLC (incorporated herein by reference to Scotts Miracle-Gro’s Current Report on Form 8-K filed August 24, 2018 [Exhibit 10.3])

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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